UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

Khosla Ventures Acquisition Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40131	86-1488707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.

Khosla Ventures Acquisition Co. (“KVSA”) is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. As previously disclosed, on June 9, 2021, KVSA entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Valo Health, Inc., a Delaware corporation (“Valo”), Valo Health, LLC, a Delaware limited liability company (“Valo Holdco” and, together with Valo, the “Valo Parties”) and Killington Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of KVSA (“Merger Sub”). Capitalized terms not defined herein have the meanings assigned to them in the Merger Agreement.

On November 15, 2021, KVSA and the Valo Parties mutually agreed to terminate the Merger Agreement, effective immediately, pursuant to Section 10.1(a) thereof. Except as otherwise set forth in the Merger Agreement, none of KVSA, the Valo Parties or Merger Sub shall have any further liability thereunder.

Upon the termination of the Merger Agreement, the Subscription Agreements, that certain Sponsor Vesting Agreement, dated June 9, 2021 between Khosla Ventures SPAC Sponsor, LLC, KVSA and the Valo Parties (the “Sponsor Vesting Agreement”), the Sponsor Support Agreement and the Member Support Agreement terminated pursuant to their terms.

The foregoing description of the Merger Agreement, the Subscription Agreements, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, the form of Subscription Agreement, the Sponsor Vesting Agreement, the Sponsor Support Agreement and the Member Support Agreement, copies of which were filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to the Current Report on Form 8-K filed by KVSA on June 9, 2021, which are incorporated herein by reference.

Item 8.01 Other Events.

In connection with the termination of the Merger Agreement, KVSA has cancelled the previously announced special meeting of its stockholders on November 16, 2021 to vote on the approval and adoption of the Merger Agreement.

On November 15, KVSA and Valo Holdco issued a joint press release announcing the termination of the Merger Agreement. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: November 15, 2021	By:	/s/ Peter Buckland
		Name:	Peter Buckland
		Title:	Chief Financial Officer